Supplement dated May 20, 2004*
                    to the Prospectuses dated April 30, 2004
                IDS Life Employee Benefit Annuity S-6157 V (4/04)
                    IDS Life Flexible Annuity S-6155 W (4/04)
                  IDS Life Flexible Annuity NY S-6175 V (4/04)

This supplements the above referenced prospectuses, dated April 30, 2004, and supersedes the supplement filed on or about May 18, 2004:

The note on page 5 of the prospectuses under the "Expense Summary -- Annual Certificate Administrative Charge" or "Expense Summary -- Annual Contract Administrative Charge" that states: "(We will waive this charge when your contract value is $25,000 or more on the current contract anniversary.)" has been deleted.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE CURRENT PROSPECTUS FOR YOUR PRODUCT.









S-6157-21 C (5/04)

* Valid until April 30, 2005.